UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 4, 2019

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

 300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CARS	New York Stock Exchange

Item 1.01.Entry into a Material Definitive Agreement.

On October 4, 2019 Cars.com Inc. (the “Company”) and its lenders entered into an amendment (the “First Amendment”) to the credit agreement, dated as of May 31, 2017 (the “Credit Agreement”), among the Company, the Subsidiary Guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.  Capitalized terms are used herein as defined in the First Amendment.

The First Amendment, among other things, effected the following changes:

(i) revised the maximum permitted “Total Net Leverage Ratio” in the Credit Agreement as follows:

Q4 2019 and Q1 2020	No greater than 4.50 to 1.00
Q2 2020 to and including Q4 2020	No greater than 4.25 to 1.00
Q1 2021 to and including Q3 2021	No greater than 4.00 to 1.00
Q4 2021 to maturity	No greater than 3.75 to 1.00;

(ii) increased the general basket for Restricted Payments from $15 million to $25 million in the aggregate provided there is no Event of Default, and

(iii) provided for unlimited Restricted Payments if there is no Default or Event of Default and after giving effect to any such Restricted Payment on a Pro Forma Basis, the Total Net Leverage Ratio is less than or equal to 1.75 to 1.00.

This description of the First Amendment is qualified in its entirety by the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

On October 7, 2019, the Company issued a press release relating to the First Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Exhibit

10.1

First Amendment to Credit Agreement, dated as of October 4, 2019, by and among Cars.com Inc., each lender from time to time party thereto, the other parties party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Cars.com Inc. Press Release, dated October 7, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: October 7, 2019	By:	/s/Becky A. Sheehan
Becky A. Sheehan Chief Financial Officer